UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

STAAR Surgical Company

(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number )

25510 Commercentre Drive Lake Forest, California		92630
(Address of principal executive offices)		(Zip Code)

626-303-7902

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	STAA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2025, STAAR Surgical Company, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alcon Research, LLC, a Delaware limited liability company (“Alcon”), and Rascasse Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Alcon (“Merger Sub”).

The Merger Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Alcon.

The board of directors of the Company (the “Board”) has unanimously (a) determined that the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, the Company and its stockholders (b) approved and declared advisable the Merger Agreement and the transactions contemplated thereby and (c) resolved to recommend that the Company’s stockholders adopt the Merger Agreement. The stockholders of the Company will be asked to vote on the adoption of the Merger Agreement at a stockholder meeting that will be held on a date, and at a time and place, to be announced.

Merger Consideration

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) will be cancelled and converted into the right to receive $28.00 in cash, without interest (the “Merger Consideration”).

Conditions to the Merger

The respective obligations of the Company, on one hand, and Alcon and Merger Sub, on the other hand, to consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver of a number of conditions, including: (1) the adoption of the Merger Agreement by the Company’s stockholders; (2) the absence of any law or order prohibiting consummation of the Merger in specified jurisdictions in which the Company, Alcon or their respective subsidiaries have business operations; (3) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other specified regulatory approvals (the “Requisite Regulatory Approvals”); (4) the accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement; and (5) compliance by the other party in all material respects with such other party’s obligations under the Merger Agreement. In addition, Alcon’s and Merger Sub’s obligation to consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver of a condition that there has not occurred a material adverse effect on the Company since the date of the Merger Agreement that is continuing. The availability of financing is not a condition to the consummation of the Merger.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties given by the Company, Alcon and Merger Sub. The Merger Agreement also contains customary pre-closing covenants, including covenants by the Company relating to the conduct of its business prior to the Effective Time. In addition, the parties have agreed to use their respective reasonable best efforts to take all actions necessary, proper or advisable to complete the Merger and the other transactions contemplated by the Merger Agreement as promptly as practicable, including obtaining third-party approvals necessary to complete the Merger and obtaining certain regulatory approvals.

The Merger Agreement also provides that the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. In addition, the Board is required to recommend that its respective stockholders vote in favor of the transaction, subject to exceptions for superior proposals and other situations where failure to effect a recommendation change would be inconsistent with the Board’s fiduciary duties.

The Merger Agreement provides that, following the Effective Time, the Company Common Stock will be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended.

Termination and Termination Fees

Either the Company or Alcon may terminate the Merger Agreement under certain circumstances, including if (1) the Merger is not completed by August 4, 2026, subject to a three-month extension in certain circumstances in the event that the Requisite Regulatory Approvals have not been obtained or a legal restraint in certain specified jurisdictions prohibits consummation of the Merger (the “End Date”), (2) the Company’s stockholders fail to adopt the Merger Agreement, (3) a final and non-appealable order or action in certain specified jurisdictions enjoins, prohibits or otherwise makes illegal the Merger, or (4) the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Merger, subject to the right of the breaching party to cure the breach. Alcon may terminate the Merger Agreement if, prior to receiving Company stockholder approval, the Board has changed its recommendation in favor of the Merger. The Company may terminate the Merger Agreement prior to receiving stockholder approval in order to enter into a definitive agreement with respect to a superior proposal.

The Company will be required to make a payment to Alcon equal to $43.4 million if the Merger Agreement is terminated because (1) Alcon has terminated the Merger Agreement because the Board has changed its recommendation in favor of the Merger; provided that the termination fee will be reduced to $14.5 million if the change in recommendation occurs in response to a superior proposal received from a third party who provided an acquisition proposal during the 45-day “window shop” period following the date of the Merger Agreement that constitutes or could reasonably be expected to lead to a superior proposal (a “qualified bidder,” provided that such third party will cease to be a qualified bidder if its proposal expires or is withdrawn), (2) the Company has terminated the Merger Agreement in order to enter into an agreement providing for a superior proposal; provided that the termination fee will be reduced to $14.5 million if such termination occurs with respect to a superior proposal from a qualified bidder, or (3) (i) if the Company or Alcon terminates the Merger Agreement due to failure to obtain the Company stockholder approval or because the End Date is reached prior to the Company obtaining stockholder approval, or Alcon terminates the Merger Agreement because of a material and uncured breach by the Company, (ii) an acquisition proposal is announced and not withdrawn four business days prior to termination (or four business days before the stockholder meeting if terminated for a failure to obtain the stockholder approval or four business days before a material breach if terminated for such a breach by the Company), and (iii) within 12 months of such termination, the Company enters into a definitive agreement for, or consummates a transaction for, a majority of its equity or assets.

Alcon will be required to make a payment to the Company equal to $72.4 million if the Merger Agreement is terminated by either the Company or Alcon in certain circumstances related to the failure to receive certain required regulatory approvals.

The Merger Agreement also provides that, in certain circumstances, the Company or Alcon may compel the other to specifically perform its obligations under the Merger Agreement.

Additional Information

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this report, and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company, Alcon or Merger Sub.

The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person. In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 8.01	Other Events.

On August 5, 2025, Alcon and the Company issued a joint press release announcing entry into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of August 4, 2025, by and among STAAR Surgical Company, Alcon Research, LLC and Rascasse Merger Sub, Inc.

99.1	Joint press release of Alcon and the Company, dated August 5, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*   *   *

Additional Information About the Merger and Where to Find It

This report relates to the proposed transaction involving the Company. In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This report is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting the Company’s investor relations website, https://investors.staar.com.

No Offer or Solicitation

This report is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Under SEC rules, the Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the definitive proxy statement for the Company’s 2025 Annual Meeting of Stockholders (the “Annual Proxy Statement”), which was filed with the SEC on April 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025058174/staa-20250424.htm), including the sections captioned “Compensation of Directors,” “Information Regarding Executive Officers” and “Security Ownership of Principal Shareholders and Management,” or its Annual Report on Form 10-K for the year ended December 27, 2024, which was filed with the SEC on February 21, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025024813/staa-20241227.htm), and in other documents filed by the Company with the SEC. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by the Company’s directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

The information covered by this report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. All statements in this report that are not statements of historical fact are forward-looking statements. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction or extend the anticipated timetable for completion of the proposed transaction; (2) the failure to obtain approval of the proposed transaction from the Company’s stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of the Company to meet expectations regarding the timing and completion of the transaction; (7) the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; (8) the possibility that the Company’s stock price may decline significantly if the proposed transaction is not consummated; and (9) other important factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” as any such factors may be updated from time to time in the Company’s other filings with the SEC.

Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

Date: August 5, 2025	By:	/s/ Stephen C. Farrell
	Name:	Stephen C. Farrell
	Title:	Chief Executive Officer